Exhibit 99.2 R&D Day January 25, 2024 © 2024 VERA THERAPEUTICS, INC.

Forward-Looking Statements Disclaimer This material has been made available to you with the consent of Vera Therapeutics, Inc. ( we , us , our , or the Company ). Statements contained in this presentation regarding matters, events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, atacicept's potential to be a transformational treatment for patients with IgAN and a best-in-class therapy, the Company's expectations regarding completing the pivotal Phase 3 ORIGIN trial, the design and management of the Company's clinical trials, expectations regarding reporting results from such clinical trials and regulatory matters, including the timing and likelihood of success in obtaining drug approvals. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “could,” “will,” “potential,” “plan,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks related to the regulatory approval process, results of earlier clinical trials may not be obtained in later clinical trials, risks and uncertainties associated with the Company's business in general, the impact of macroeconomic and geopolitical events, including the COVID-19 pandemic, and the other risks described in the Company's filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. Accordingly, you should not place undue reliance on forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. Certain data in this presentation are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities or differences. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. 2 © 2024 VERA THERAPEUTICS, INC.

Agenda Marshall Fordyce, MD Opening Remarks Founder and CEO, Vera Therapeutics Jonathan Barratt, PhD, FRCP IgAN Disease State Professor, University of Leicester Richard Lafayette, MD, FACP Atacicept ORIGIN Phase 2b 72 Week Results Professor, Stanford University Robert Brenner, MD Closing Remarks Chief Medical Officer, Vera Therapeutics Q&A 3 © 2024 VERA THERAPEUTICS, INC.

Corporate Highlights • Atacicept is a potential first-in-class dual BAFF/APRIL B cell modulator with pipeline-in-a-drug potential • Currently in Phase 3 pivotal trial for IgA Nephropathy (IgAN), a large potential market • Differentiation based on disease-modifying MOA, evident in long-term eGFR stabilization • ORIGIN Phase 2b 72-week results presented today; 96-week results expected in Q4 2024 • Phase 3 readout expected 1H 2025, potential first-to-market self-administered B-cell modulation therapy • Regulatory data exclusivity expected to extend to 2038 in the US and 2037 in the EU if approved on anticipated timeline 1 • Strong financial profile, ~$185M pro forma cash, cash equivalents and marketable securities as of 9.30.23 sufficient to fund IgAN-focused operations to 2026 1. Unaudited; pro forma cash includes ~$160M of cash, cash equivalents and marketable securities as of September 30, 2023 in addition to the $25M drawdown of credit facility in December 2023. APRIL = A proliferation-inducing ligand; BAFF = B-cell activating factor; eGFR = estimated glomerular filtration rate; MOA = mechanism of action. 4 © 2024 VERA THERAPEUTICS, INC.

Atacicept: Expected Value Creation Catalysts Over Next 18 Months Catalyst 2024 2025 2026 Jan 25 ORIGIN Phase 2b 72-week results 2H ORIGIN Phase 3 full enrollment 4Q ORIGIN Phase 2b 96-week results 1H ORIGIN Phase 3 top-line results 2H BLA submission Projected US launch Vera holds worldwide, exclusive rights to develop and commercialize atacicept Based on management’s current assumptions. 5 © 2024 VERA THERAPEUTICS, INC.

Management Team: Successful Clinical and Commercial Track Record



Marshall Fordyce, MD
President and CEO

- >15 years drug dev leadership
- 7 new drug approvals, Project Lead for tenofovir alafenamide program

GILEAD



Robert Brenner, MD
Chief Medical Officer

- Nephrologist with >25 years biotech leadership supporting multiple drug approvals

AMGEN amag



Lauren Frenz, MBA
Chief Business Officer

- >15 years industry experience, including global commercial planning and multiple blockbuster launches at Gilead
- Strategic advisory at Leerink

GILEAD LEERINK PARTNERS



Sean Grant, MBA
Chief Financial Officer

- >15 years in corporate strategy, finance, and capital raising
- Former healthcare banker with capital raising and M&A experience

CareDx citi



William Turner
Chief Development Officer

- ~30 years drug dev and commercialization leadership in multiple therapeutic areas

SIERRA ONCOLOGY aimmune DYNAVAX



Kelly Rauber
VP, Head of HR

- >18 years in-depth HR experience from multiple industries

CYTOMX ORIC

6
© 2024 VERA THERAPEUTICS, INC.
vera therapeutics

Strong Financial Position Current capital position sufficient to ~$185M fund IgAN-focused ~44.4M Pro forma cash, cash operations to equivalents, and marketable Shares outstanding (as of 9.30.23) securities including $25M 2026 1 drawdown of credit facility 1. Unaudited; pro forma cash includes ~$160M of cash, cash equivalents and marketable securities as of September 30, 2023 in addition to the $25M drawdown of credit facility in December 2023. 7 © 2024 VERA THERAPEUTICS, INC.

Vera Pipeline: Compelling Late-Stage Opportunities For Patient Benefit Atacicept Phase 3 Ongoing Lead Indication: IgAN Phase 2/3 potential IgAN extended dosing Phase 3 ready LN SLE Phase 3 ready Phase 3 potential Sjogren’s syndrome Myasthenia gravis Phase 3 potential Phase 3 potential Membranous nephropathy MAU868 Phase 2/3 potential BK virus in transplantation LN = lupus nephritis; SLE = Systemic lupus erythematosus. 8 © 2024 VERA THERAPEUTICS, INC.

MAU868: Novel Investigational Neutralizing Antibody Targeting BK Virus Phase 2 Trial in Kidney Transplantation: Markedly decreased BK viral load and stable eGFR MAU868 Placebo n=20 n=8 P-value Log reduction in BK viremia, median (IQR) DNA copies/mL -1.14 (-1.88, -0.50) 0.37 (-0.72, 0.04) 0.051 Patients with reduction in BK plasma viral load, n (%) by ≥1 log 11 (55) 1 (13) 0.040 to <lower limit of quantification 4 (20) 0 0.172 4 to <10 DNA copies/mL 15 (75) 3 (38) 0.061 2 Change in eGFR, median (IQR) mL/min/1.73m 2.0 (-5.0, 4.0) -6.0 (-8.5, -0.5) 0.217 Jordan S, et al. Am J Transplant 2022. 9 © 2024 VERA THERAPEUTICS, INC.

Atacicept Dual Cytokine Inhibition of BAFF and APRIL: Superior Potential B cell Modulation vs Single Pathway Intervention Pre-Clinical Evidence: Clinical Evidence: Clinical Evidence: BAFF-APRIL >> BAFF or APRIL alone BAFF-APRIL >> BAFF or APRIL alone Improved kidney function in SLE SRI-4 Response at 24 Weeks Atacicept Favorable Proteinuria and 80 eGFR Trends at 52 Weeks 10 Proteinuria 60 6.29 80 12% 39% 5 40 0 20 Controls 60 Anti-APRIL -5 0 1 2 Atacicept Benlysta ((Apry-1a-1)) -6.27 -10 mBAFFR-Fc Placebo 75 mg 150 mg Placebo 75 mg 40 Anti-BAFF -12.72 -15 In similar serologically active SLE patients, BAFF/APRIL inhibition may provide better efficacy vs BAFF alone* 1 0.57 20 3 Benlysta Clinical Efficacy in LN at Week 104 0 Anti-BAFF + Anti-APRIL RR CRR 80 -1 -1.49 mTACI-Fc 0 60 -2 11% -3 40 20 25 30 35 10% 43 Age, weeks -4 20 32 30 20 -4.35 -5 0 Placebo 75 mg 150 mg Placebo Benlysta IV In mouse model of LN, atacicept prevented proteinuria BENLYSTA approved in LN, but RR still <50%; we believe Phase 2 atacicept APRIL-SLE trial showed improved eGFR 3 compared to BAFF or APRIL alone there is room for improvement with dual blockade and proteinuria trends at 1 year in moderate–severe SLE 1. Merrill JT, et al. Arthritis Rheumatol 2018; 2. van Vollenhoven RF, et al. ***p<0.001. Haselmayer P, et al. Eur J Immunol 2017. Ann Rheum Dis 2012; 3. Furie R, et al. N Engl J Med 2020. Isenberg D, et al. ERA-EDTA 2022 oral. *Based on a cross-trial comparison and not a head-to-head clinical trial, such data may not be directly comparable due to differences in study protocols, conditions and patient populations. CRR = complete renal response; RR = renal response; UPCR = urine protein:creatinine ratio. 10 © 2024 VERA THERAPEUTICS, INC. Mice with Proteinuria, % Median eGFR Change Median UPCR Change from Baseline, mL/min) from Baseline, mg/mg

Atacicept Phase 2 Results in SLE Potentially Best-In-Class Clinical Activity 1,2 3 SRI-6 Response in HDA Patients (n=158) HDA Patients Reaching LDA (n=158) 60 40 Atacicept 150 mg, n=51 Atacicept 150 mg, n=51 Atacicept 75 mg, n=55 Atacicept 75 mg, n=55 Placebo, n=52 Placebo, n=52 30 Δ 26.1 Δ 23.8 40 p=0.005 p<0.01 20 Δ 6.5 p=ns 20 10 0 0 Screening 0 4 8 12 16 20 24 Screening 0 4 8 12 16 20 24 1,2 2 SRI-6 Response in HDA, Serologically Active Patients (n=69) Severe BILAG A Flare in HDA Patients (n=158) HR 0.08 (95% CI 0.01, 0.59) 60 100 p=0.002 Atacicept 150 mg, n=20 Atacicept 75 mg, n=25 HR 0.32 (95% CI 0.10, 0.99) 80 Δ 38.3 Placebo, n=24 p=0.038 p=0.007 40 60 Δ 31.3 p=0.020 40 20 Censored At risk 20 52 50 48 46 43 38 29 55 55 51 51 49 49 38 51 50 49 45 42 42 36 0 0 Screening 0 4 8 12 16 20 24 0 4 8 12 16 20 24 Week Week HDA = High Disease Activity (SLE Disease Activity Index 2000 [SLEDAI-2K] ≥10); LDA = Low Disease Activity (SLEDAI-2K ≤2). 1. SLE responder index 6 (SRI-6) response defined as ≥6-point reduction in Safety of Estrogens in Lupus Erythematosus National Assessment version of SLEDAI score, no new British Isles Lupus Assessment Group (BILAG) A organ domain score or 2 new BILAG B organ domain scores, and no worsening (<0.30-point increase) in Physician’s Global Assessment (PGA) score; 2. Merrill JT, et al. Arthritis Rheumatol 2018; 3. Morand EF, et al. Rheumatology 2020. 11 © 2024 VERA THERAPEUTICS, INC. % SRI Responders % SRI Responders % Patients Free of % SLEDAI-2K ≤2 Responders Severe BILAG A Flare

Attractive Target Commercial Atacicept Product Profile • Self-administration (subcutaneous) of small volume (1 mL) once weekly via autoinjector at commercial launch • Smallest volume among B-cell modifying drugs in Phase 3 development (2–4 mL with APRIL-only) • Large subcutaneous injection volumes are associated with 1 pain and may affect tolerability and adherence 1. Usach I, et al. Adv Ther 2019;36:2986-96. Atacicept is investigational and has not been approved by any regulatory authorities for any use. 12 © 2024 VERA THERAPEUTICS, INC.

Atacicept PK/PD Supports Once-Monthly Dosing Plan to Evaluate as Part of Life Cycle Management Exposure for Weeks 48–52 5,000 4,598 4,373 4,000 Atacicept 150 mg weekly (Phase 2/3 dosing) 3,000 52 Week Simulation 2,000 Atacicept 600 mg monthly 1,000 0 150 mg weekly 600 mg monthly 29% CV 32% CV Simulation of N=500 for each dosing scenario. AUC = area under curve; CV = coefficient of variation; PK/PD = pharmacokinetics/pharmacodynamics. 13 © 2023 VERA THERAPEUTICS, INC. Mean AUC, μg*h/mL

IgAN: High Unmet Need and Significant Commercial Opportunity

Serious and progressive autoimmune disease of the kidney; average age of diagnosis ~35 years old, severely impacting quality of life[1]

Orphan disease indication in the US and EU[2]

Up to 50% of IgAN patients progress to **ESKD**, resulting in need for **dialysis or transplant**[3,4]

Current SOC includes RASi and supportive care[5]; high unmet need for **disease-modifying therapy that targets the source**[5,6]

~$6–10B Annual Market Opportunity in US, EU, and Japan for Novel IgAN Therapeutics[7]



~126K
~136K
~130K
Prevalence
Addressable
~60K
~65K
~80K
US
EU
Japan

ESKD = end-stage kidney disease; RASi = renin-angiotensin system inhibitor; SOC = standard of care.

1. Jarrick S, et al. J Am Soc Nephrol 2019; 2. Orphan Disease Designation not yet obtained for atacicept in IgAN; 3. Kwon CS, et al. J Health Econ Outcomes Res 2021; 4. Pitcher D, et al. Clin J Am Soc Nephrol 2023; 5. Maixnerova D, et al. J Clin Med 2022;11:2810; 6. Huang X, Xu G. Front Pharmacol 2021;12:715253; 7. ClearView Healthcare Partners Analysis. Prevalence and addressable population estimates based on peak year forecast.

14 © 2024 VERA THERAPEUTICS, INC.

Thesis That Drove Vera Acquisition of Atacicept in 2020…


Rationale for
Dual Inhibition of
BAFF + APRIL
with Atacicept
BAFF
APRIL
B cell
Plasma cell
Autoantibodies
and immune complexes
Atacicept

- Elevated BAFF plays **key role in IgAN pathogenesis**
  - BAFF and APRIL levels are both elevated in patients with IgAN and are each associated with clinical severity[1-3]
  - In preclinical models, overexpression of BAFF alone can lead to the development of kidney IgA deposits and IgA-like nephritis[4]
  - BAFF can directly increase the expression of factors associated with fibrosis and inflammation in mesangial cells[2]
  - Dual blockade of BAFF and APRIL decreased renal damage in an immunologic animal model more than individual blockade of either pathway alone[5]
- Dual inhibition offers the potential for **sustained clinical efficacy**
  - BAFF or APRIL alone are each capable of independently supporting plasma cell survival[5,6]
  - Blocking both biologic targets may avoid compensatory increase in parallel signal[7,8]
  - Blocking APRIL alone may lead to upregulation of BAFF signaling with potential consequences on efficacy[9]

1. Xin G, et al. J Nephrol 2013; 2. Cao Y, et al. Mol Med Rep 2020; 3. Zhai Y, et al. Medicine (Baltimore) 2016; 4. McCarthy D, et al. J Clin Invest 2011; 5. Haselmayer P, et al. Eur J Immunol 2017; 6. Benson M, et al. J Immunol 2008; 7. Yeh T, et al. J Allergy Clin Immunol 2020; 8. Vallerskog T, et al. Arthritis Res Ther 2006.

15 © 2024 VERA THERAPEUTICS, INC.

… Included Bold Projections for IgAN Disease Modification Atacicept Potential to Convert eGFR Rate of Decline to That of the General Population Supportive New approved non-disease 1 2 CKD therapy modifying therapies Atacicept eGFR slope, ~ -6 ~ -3 ~0 2 mL/min/1.73m /y 75 60 45 30 15 ESKD 0 0 10 20 30 40 50 Year From Diagnosis Projected eGFR trajectories do not represent clinical data and assume a constant eGFR slope over time. 2 2 Average slope estimates were applied to mean baseline eGFR of 63 mL/min/1.73m in the ORIGIN Phase 2b study population and projected to ESKD (eGFR 15 mL/min/1.73m ). 3-11 3,4,10 1. Average historical placebo (including standard of care) data from 7 clinical trials ; 2. Average data from clinical trials of two therapies ; 3. Lafayette R, et al. Lancet 2023; 4. Travere Corporate Overview January 2024; 5. Li PK-T, et al. Am J Kidney Dis 2006; 6. Manno C, et al. Nephrol Dial Transplant 2009; 7. Lv J, et al. JAMA 2017; 8. Wheeler DC, et al. Kidney Int 2021; 9. Lv J, et al. JAMA 2022; 10. Zhang H, et al. ASN Kidney Week 2023, poster TH-PO1123; 11. Mathur M, et al. N Engl J Med 2023. 16 © 2024 VERA THERAPEUTICS, INC. 2 eGFR, mL/min/1.73m

Agenda Marshall Fordyce, MD Opening Remarks Founder and CEO, Vera Therapeutics Jonathan Barratt, PhD, FRCP IgAN Disease State Professor, University of Leicester Richard Lafayette, MD, FACP Atacicept ORIGIN Phase 2b 72-week Results Professor, Stanford University Robert Brenner, MD Closing Remarks Chief Medical Officer, Vera Therapeutics Q&A 17 © 2024 VERA THERAPEUTICS, INC.

Jonathan Barratt, PhD, FACP Dr. Barratt leads the Renal Research Group within the College of Life Sciences, University of Leicester. His research is focused on a bench-to-bedside approach to improving our understanding of the pathogenesis of IgAN, a common global cause of kidney failure. Dr. Barratt is the IgAN Rare Disease Group lead for the UK National Registry of Rare Kidney Diseases (RaDaR), and a member of the steering committee for the International IgAN Network. He works closely with pharmaceutical companies interested in new treatments for IgAN, is Chief Investigator for a number of international randomized controlled Phase 2 and 3 clinical trials in IgAN, and was a member of the U.S. Food and Drug Administration and American Society of Nephrology Kidney Health Initiative: Identifying Surrogate Endpoints for Clinical Trials in IgAN Workgroup. 18 © 2024 VERA THERAPEUTICS, INC.

IgA Nephropathy Current Challenges and Unmet Needs Professor Jonathan Barratt University of Leicester & John Walls Renal Unit, Leicester

Agenda Marshall Fordyce, MD Opening Remarks Founder and CEO, Vera Therapeutics Jonathan Barratt, PhD, FRCP IgAN Disease State Professor, University of Leicester Richard Lafayette, MD, FACP Atacicept ORIGIN Phase 2b 72-week Results Professor, Stanford University Robert Brenner, MD Closing Remarks Chief Medical Officer, Vera Therapeutics Q&A 20 © 2024 VERA THERAPEUTICS, INC.

Richard Lafayette, MD, FACP Dr. Lafayette is a Professor of Medicine (Nephrology) and Director of the Stanford Glomerular Disease Center at Stanford University Medical Center. Dr. Lafayette completed his medical education at New York Medical College and went on to complete his residency at the Long Island Jewish Medical Center, and his fellowship at Stanford University School of Medicine. Dr. Lafayette is board-certified in Internal Medicine and Nephrology. Dr. Lafayette served as the Associate Chair of the Stanford University Department of Medicine from 2002–2007, the Clinical Chief of Nephrology at Stanford University from 1999–2012, and currently serves as the Director of the Stanford Glomerular Disease Center since 2010. Dr. Lafayette was honored in America’s Top Doctors, Best Doctors from 2004–2018, and received America’s Top Doctors Award, Castle Connolly Medical Ltd. from 2014–2022. Dr. Lafayette has been part of the following boards and professional organizations: Editorial Board, Kidney News, American Society of Nephrology (2010–2021) Member, Glomerular Disease Advisory Committee, American Society of Nephrology (2013–2017) Member (ex-officio), Communications Committee, American Society of Nephrology (2015–Present). 21 © 2024 VERA THERAPEUTICS, INC.

ORIGIN Phase 2b IgAN Trial: Study Design and Objectives

Multinational, randomized, placebo-controlled trial


Double-Blind Treatment
Open-label Extension
Placebo n=30
Atacicept 25 mg qwk n=15
Atacicept 75 mg qwk n=30
Atacicept 150 mg qwk n=30
Atacicept 150 mg qwk
Week 0
24
1° Endpoint
36
2° Endpoint
72
Interim Analysis
96/ET

Inclusion Criteria

- Participants ≥18 years old with IgAN on renal biopsy and high risk of disease progression
- Stable and optimized RAASi for ≥12 weeks
- Use of SGLT2i allowed
- UPCR-24h >0.75 g/g or UP >0.75 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 24 ★
- Key secondary: UPCR-24h at week 36 ★
- eGFR change up to week 96 ☆
- Gd-IgA1 change
- Safety

ET = end of treatment; Gd-IgA1 = galactose-deficient immunoglobulin A1; RAASi = renin-angiotensin-aldosterone system inhibitor; SGLT2i = sodium-glucose cotransporter-2 inhibitor; UPCR = urine protein:creatinine ratio.

22 © 2024 VERA THERAPEUTICS, INC.

Summary of Positive Phase 2b Week 36 Results

origin

- **Gd-IgA1 reduction of 64% from baseline with atacicept 150 mg**
- **Hematuria resolution in 80% of participants on atacicept 150 mg vs 5% on placebo**
- **Met primary endpoint, with statistically significant UPCR reductions on atacicept 150 mg**

PP Analysis	ITT Analysis	
Δ 43%*	Δ 35%*	*p<0.05

- **Stable eGFR observed for participants on atacicept, with clinically meaningful and statistically significant difference vs placebo**

  Mean eGFR % change with atacicept 150 mg vs placebo was **11% (p=0.038)**, approximating to an absolute difference of **5.8 mL/min/1.73 m^2**

- **Clinical safety profile similar between atacicept and placebo**

Atacicept 150 mg dose selected for Phase 3 clinical trial, initiated in June 2023

ITT = intent to treat; PP = per-protocol. Hematuria resolution defined as decrease to negative/trace levels in participants with baseline hematuria 1+ or higher.
Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023; Barratt J, et al. ASN 2023, SA-PO887.

23 © 2024 VERA THERAPEUTICS, INC.

vera therapeutics

Disease Modification Observed in Phase 2b Week 36 Results Placebo 1 1 Gd-IgA1 Reduction Hematuria Resolution Atacicept 150 mg 0 100 -7% 80% -15 80 -30 60 -45 40 -60 20 5% p<0.001 -64% -75 0 n=29 n=30 n=1/19 n=12/15 1 UPCR Reduction eGFR Stabilization 2 PP Analysis ITT Analysis 15 20 5.8 2 mL/min/1.73 m 10 5% difference in mean change 3% 0 Δ 11.0% 5 p=0.038 1.6% 0 -20 -5 Δ 35% -33% -40 p=0.012 -10 Δ 43% -40% -8.5% p=0.003 -15 -60 n=26 n=26 n=34 n=33 n=30 n=31 1. ITT analysis; 2. Prespecified Week 36 PP analysis excluded participants with protocol violations through week 36 as identified by blinded third-party CRO. Hematuria resolution defined as decrease to negative/trace levels in participants with baseline hematuria 1+ or higher. Lafayette R, et al. ERA 2023 late breaking clinical trial oral presentation, June 17 2023; Barratt J, et al. ASN 2023, SA-PO887. 24 © 2024 VERA THERAPEUTICS, INC. Mean ± SE % Change from Baseline Mean ± SE % Change from Baseline Mean ± SE % Change % Participants from Baseline

ORIGIN 2b Participant Disposition Screened, n=232 Screen Failures, n=116 Randomized and Treated, n=116 All Atacicept, n=82 Placebo, n=34 n=82 Safety and ITT population n=34 n=73 (89%) n=26 (76%) Prespecified Week 36 PP analysis Excludes participants with protocol violations as identified by blinded third-party CRO 1 2 Discontinued, n=2 (2%) Discontinued, n=3 (9%) n=80 (98%) Completed Week 36 and entered OLE n=31 (91%) OLE, n=111/116 (96%) 3 Discontinued, n=5 (4%) Completed OLE Week 72, n=106/116 (91%) OLE = open label extension. 1. Discontinued to pursue elective surgery (1), discontinued due to positive hepatitis B DNA and adverse event (1). 2. Initiated prohibited medication for concomitant disease (1), discontinued due to plan to start prohibited medication for concomitant disease (1) and adverse event (1). 3. Discontinued to pursue surgery (1), discontinued due to serious adverse event of pneumonia in a heavy smoker, resolved (1), investigator decision (1), pregnancy (1), and participant withdrawal (1). 25 © 2024 VERA THERAPEUTICS, INC.

ORIGIN 2b Demographics and Baseline Characteristics Overall Atacicept 25 mg Atacicept 75 mg Atacicept 150 mg Placebo Mean ± SD or n (%) n=116 n=16 n=33 n=33 n=34 Age, y 39 40 41 38 39 Male sex 69 (59) 9 (56) 19 (58) 22 (67) 19 (56) Race White 62 (53) 7 (44) 12 (36) 17 (52) 26 (76) Asian 51 (44) 7 (44) 20 (61) 16 (48) 8 (24) Other 3 (3) 2 (12) 1 (3) 0 0 2 eGFR, mL/min/1.73 m 63 ± 27.3 71 ± 28.7 64 ± 25.4 56 ± 22.7 66 ± 31.7 1.6 ± 0.9 1.6 ± 0.8 1.7 ± 0.9 1.7 ± 1.0 1.6 ± 0.8 UPCR by 24h urine, g/g Time from biopsy, y 2.8 ± 2.8 1.7 ± 1.6 3.4 ± 2.8 3.3 ± 3.4 2.1 ± 2.4 26 © 2024 VERA THERAPEUTICS, INC.

Consistent and Sustained Gd-IgA1 Reduction Through Week 72 Placebo → Atacicept Switch Group Had Similar Reduction as Randomized Atacicept Group 15 Atacicept 150 mg OLE Switch Group 0 -7% -15 -30 -45 -59% -59% -60 -62% -75 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 Week n= Placebo 33 33 33 33 29 28 29 All atacicept 81 81 79 78 78 79 77 Percentage changes from baseline were computed using FDA-endorsed mixed-effects modeling; all atacicept group includes participants originally randomized to any atacicept group in the double-blind period; ITT analysis. 27 © 2024 VERA THERAPEUTICS, INC. Mean ± SE % Change from Baseline in Gd-IgA1

Consistent and Sustained Reductions in Percentage of Participants with Hematuria Through Week 72 100 Atacicept 150 mg OLE Switch Group 95% 80 60 41% 40 33% 20 19% 0 0 12 24 36 48 60 72 Week n= Placebo 22 22 22 22 19 17 18 17 All atacicept 44 44 43 43 43 43 43 43 Percentages represent number of participants with hematuria at each visit out of those with baseline hematuria; microscopic hematuria was evaluated via urine dipstick at a centralized lab, and hematuria levels were graded negative/trace, 1+, 2+, or 3+. All atacicept group includes participants originally randomized to any atacicept group in the double-blind period; ITT analysis. CI = confidence interval. 28 © 2024 VERA THERAPEUTICS, INC. % Participants ± 95% CI

Consistent and Sustained Reductions in UPCR Over 72 Weeks 1 ITT Analysis PP Analysis All Atacicept Placebo All Atacicept Placebo 20 Atacicept 150 mg Atacicept 150 mg Atacicept 150 mg Atacicept 150 mg OLE OLE OLE OLE 0 -20 -40 -45% -47% -47% -48% -60 0 12 24 36 48 60 72 0 12 24 36 48 60 72 0 12 24 36 48 60 72 0 12 24 36 48 60 72 Week Week Week Week n= 82 81 80 80 80 79 78 34 34 34 30 29 29 30 73 73 73 73 73 72 71 26 26 26 26 24 25 25 Percentage changes from baseline were computed using FDA-endorsed mixed-effects modeling which takes into account the effects of baseline UPCR and eGFR and implicitly imputes missing data as missing at random. All atacicept group includes participants originally randomized to any atacicept group in the double-blind period. 1. Prespecified Week 36 PP analysis excluded participants with protocol violations through week 36 as identified by blinded third-party CRO. 29 © 2024 VERA THERAPEUTICS, INC. Mean ± SE % Change from Baseline in UPCR-24h

Atacicept Resulted in eGFR Stabilization Through 72 Weeks Atacicept Switch Halted eGFR Decline in Randomized Placebo Cohort All Atacicept Placebo 10 10 Atacicept 150 mg OLE Atacicept 150 mg OLE 5 5 0 0 0 -3.2 -5 -5 -4.9 -10 -10 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64 68 72 Week Week n= 82 82 81 80 79 80 79 78 34 34 34 34 30 29 30 30 Percentage changes from baseline were computed using FDA-endorsed mixed-effects modeling which takes into account the effects of baseline UPCR and eGFR and implicitly imputes missing data as missing at random; geometric least squares (LS) means, ratio of geometric LS means, and standard errors (SE), were transformed back into the original scale from model estimates. All atacicept group includes participants originally randomized to any atacicept group in the double-blind period; ITT analysis. 30 © 2024 VERA THERAPEUTICS, INC. Mean ± SE Change from Baseline in 2 eGFR, mL/min/1.73m

OLE Adverse Events Profile Consistent with Randomized Period

Double-Blind Data Through Week 36; OLE Data Through 12/2023[1]

	Double-blind BL to W36				W36 to W72	BL to W72
Participants, n (%)	Placebo n=34	Atacicept 25 mg n=16	Atacicept 75 mg n=33	Atacicept 150 mg n=33	Total OLE Atacicept 150 mg n=111	Atacicept 150 mg n=33
TEAEs	28 (82)	11 (69)	24 (73)	25 (76)	77 (69)	26 (79)
Infections and infestations	11 (32)	6 (38)	16 (48)	13 (39)	33 (30)	15 (45)
Study drug-related TEAEs[2]	14 (41)	6 (38)	17 (52)	19 (58)	51 (46)	22 (67)
Serious TEAEs	3 (9)	0	1 (3)	1 (3)	8 (7)	2 (6)
TEAEs leading to study drug discontinuation	1 (3)[3]	0	0	1 (3)[4]	1 (1)[5]	1 (3)[4]
Deaths	0	0	0	0	0	0

- Total patient exposure:
  - OLE through 12/05/23: mean 48.8 wk, median 47.7 wk (range 10.7 – 62.7)
  - Double-blind BL to 12/05/23: mean 82.0 wk, median 83.4 wk (range 3.0 – 99.0)

1. W72 cut-off includes all safety data as of 12/05/23, including visits past W72. AEs are considered treatment-emergent during the OLE period if they start after the first dose of open-label atacicept 150 mg through the end of the study.
2. Majority of study drug-related TEAEs were injection site reactions and one contributed to drug discontinuation during double-blind period.
3. Discontinued due to worsening flank pain that was not resolved; unrelated to study treatment.
4. Discontinued due to injection site reaction and positive hepatitis B DNA that resolved without treatment 3 weeks later, normal liver function throughout.
5. Discontinuation due to pneumonia in a heavy smoker, resolved.

31 © 2024 VERA THERAPEUTICS, INC.

Summary of Week 72 Results • Participants treated with atacicept for 72 weeks demonstrated: – Consistent and sustained reductions in Gd-IgA1, hematuria and UPCR – Consistent and stable eGFR – In aggregate, these data provide evidence of long-term, comprehensive IgAN disease modification • Participants switched from placebo to atacicept demonstrated similar results (Gd-IgA1, hematuria, UPCR, eGFR) to those originally randomized to atacicept during the first 36 weeks of ORIGIN 2b • The cumulative safety profile is consistent with that observed during the randomized 36 weeks of ORIGIN 2b • Week 72 data provide additional confidence in the ongoing ORIGIN 3 study 32 © 2024 VERA THERAPEUTICS, INC.

Agenda Marshall Fordyce, MD Opening Remarks Founder and CEO, Vera Therapeutics Jonathan Barratt, PhD, FRCP IgAN Disease State Professor, University of Leicester Richard Lafayette, MD, FACP Atacicept ORIGIN Phase 2b 72 Week Results Professor, Stanford University Robert Brenner, MD Closing Remarks Chief Medical Officer, Vera Therapeutics Q&A 33 © 2024 VERA THERAPEUTICS, INC.

IgAN Through the Ages

nephritis [*Greek*]: *nephros* "of the kidney" + *-itis* "inflammation"

~400 BC — 1791 — 1968 — 1998 — 1999 — Today

Hippocratic Aphorism 7.34: earliest description of proteinuria[1]

"When bubbles settle on the surface of the urine, they indicate disease of the kidneys, and that the complaint will be protracted."

Signs/Symptoms of IgA vasculitis in patient in Vienna[2]

1763	Scarlet
1763	Erythema nodosum
Starting 1763	Chronic tooth maturation
1764	Angina tonsilaris
1765	Thyphus abdominalis
Starting 1766	Rheumatic fever
1767	Smallpox
1778	Influenza
Starting 1784	Recurrent renal colic
Starting 1784	Hypertension, epistaxis, cluster headache
Starting 1791	Depression, anancasm
5.12.1791	Death of uraemia

Evidence that IgAN is a B-cell mediated disease[3]

Les dépôts intercapillaires d'IgA - IgG

par MM. J. Berger et N. Hinglais (*)

with comments by

LILIANE STRIKER

Reprinted from J. Urol. Nephrol. (Paris) 74: 694–695, 1968

Sur les biopsies rénales de 25 malades, ont été mis évidence par immunofluorescence des dépôts intercapillaires fixant le sérum anti-IgA et moins intensément les sérums anti-IgG et anti-β_1 C-globuline. En revanche, il n'y avait aucune fixation sur ces dépôts, des sérums anti-IgM, anti-fibrinogène, anti-albumine, anti-coeruléoplasmine, anti-α_2-macroglobuline et anti-β-lipoprotéine. Les dépôts intercapillaires étaient présents dans tous les glomérules.

Discovery of APRIL[4]

APRIL, a New Ligand of the Tumor Necrosis Factor Family, Stimulates Tumor Cell Growth

By Michael Hahne,* Takao Kataoka,* Michael Schröter,* Kay Hofmann,§ Martin Irmler,* Jean-Luc Bodmer,* Pascal Schneider,* Tierry Bornand,* Nils Holler,* Lars E. French,‖ Bernard Sordat,§ Donata Rimoldi,‡ and Jürg Tschopp*

J. Exp. Med. © The Rockefeller University Press
Volume 188, Number 6, September 21, 1998 1185–1190

Discovery of BAFF[5]

BAFF, a Novel Ligand of the Tumor Necrosis Factor Family, Stimulates B Cell Growth

By Pascal Schneider,* Fabienne MacKay,¶ Véronique Steiner,* Kay Hofmann,‡ Jean-Luc Bodmer,* Nils Holler,* Christine Ambrose,¶ Pornsri Lawton,¶ Sarah Bixler,¶ Hans Acha-Orbea,* Danila Valmori,§ Pedro Romero,§ Christiane Werner-Favre,‖ Rudolph H. Zubler,‖ Jeffrey L. Browning,¶ and Jürg Tschopp*

J. Exp. Med. © The Rockefeller University Press
Volume 189, Number 11, June 7, 1999 1747–1756


BAFF
APRIL
Immature B cell
Mature B cell
Plasma cell
Autoantibodies and immune complexes

Precision Therapy in IgAN with dual BAFF/APRIL B-cell modulation

1. Diamandopoulos A, et al. Am J Kidney Dis 2009; 2. Hatzinger M, et al. Acta med-hist Adriat 2013; 3. Berger J, Hinglais N. J Am Soc Nephrol 2000; 4. Hahne M, et al. J Exp Med 1998; 5. Schneider P, et al. J Exp Med 1999.

34
© 2024 VERA THERAPEUTICS, INC.

Providing Context: An Abbreviated Review of the CKD Therapy History and Landscape Lewis EJ, et al. N Engl J Med 1993. 2 Change from Baseline in eGFR Baseline (mL/min/1.73m ) Canagliflozin Placebo 56.4 56.0 0 -4 40 Canagliflozin -8 20 Placebo -12 0 Placebo -16 P<0.001 -20 -20 Losartan -40 0 3 6 12 18 24 30 36 42 Months since Randomization -60 0 12 24 36 48 No. of patients Months of Study Placebo 2178 1985 1882 1720 1536 1006 583 210 N at Risk Canagliflozin 2179 2005 1919 1782 1648 1116 652 241 Placebo 762 632 529 390 130 Losartan751 661 558 438 167 Adapted from Brenner BM, et al. N Engl J Med 2001. Adapted from Perkovic V, et al. N Engl J Med 2019. 35 © 2024 VERA THERAPEUTICS, INC. Change in the Level of Proteinuria (%) Least-Squares Mean Change 2 (mL/min/1.73m )

IgAN is a Disease of B Cell Origin With Kidney Pathology


B Cell Maturation and Class-Switching
Systemic Circulation
Glomerulonephritis
BAFF
B
Plasma cell
APRIL
Glomerulus

1. In response to various stimuli which upregulate BAFF and APRIL, Gd-IgA1 production by B cells is increased…
2. …autoantibodies bind to exposed Gd-IgA1 hinge region…
3. …and form immune complexes…
4. …which deposit in the mesangium…
5. …resulting in glomerular inflammation (nephritis)…
6. …and progressive kidney injury with hematuria, proteinuria, and eGFR decline

36
© 2024 VERA THERAPEUTICS, INC.

An Ideal IgAN Disease Modifying Therapy Would be Expected To… Reduce Gd-IgA1 Reduce hematuria Reduce proteinuria Stabilize eGFR 37 © 2024 VERA THERAPEUTICS, INC.

… And the Atacicept ORIGIN Phase 2b 72 Week Results Are Consistent With a Disease Modifying IgAN Profile Reduction in Reduction in patients Reduction in Stabilization of Gd-IgA1 with hematuria proteinuria eGFR 0 100 0 20 150 mg OLE 150 mg OLE 150 mg OLE 150 mg OLE -15 80 -15 10 -30 60 -30 0 0 40 -45 -45 -10 -60 20 -48% 19% -62% -75 0 -60 -20 0 12 24 36 48 60 72 0 12 24 36 48 60 72 0 12 24 36 48 60 72 0 12 24 36 48 60 72 Week Week Week Week 1. Mean ± SE; 2. Percentages represent number of participants with hematuria at each visit out of those with baseline hematuria. Data from participants originally randomized to any atacicept group in the double-blind period in the ITT analysis for Gd-IgA1, hematuria, and eGFR, and in week 36 PP analysis for UPCR. 38 © 2024 VERA THERAPEUTICS, INC. 1 Gd-IgA1 % Change from Baseline 2 % Participants 1,3 UPCR % Change from Baseline 1 eGFR Change from Baseline, 2 mL/min/1.73m

Atacicept Treated Participants Have an eGFR Profile Akin to the General Population; Dissimilar to Historical IgAN 4 0 -4 1 General population estimate -8 -12 0 4 12 24 36 48 60 72 82 96 Week This data is based on a cross-trial comparison and not a head-to-head clinical trial; such data may not be directly comparable due to differences in study protocols, conditions and patient populations. Projected eGFR trajectories for general population and IgAN natural history do not represent clinical data and assume a constant eGFR slope over time. Figure cut at week 96 for consistency with Tarpeyo data. 3-11 1. Slope estimate from Baba M, et al. PLOS ONE 2015; 2. Average historical placebo slope from 7 clinical trials ; 3. Lafayette R, et al. Lancet 2023; 4. Travere Corporate Overview January 2024; 5. Li PK-T, et al. Am J Kidney Dis 2006; 6. Manno C, et al. Nephrol Dial Transplant 2009; 7. Lv J, et al. JAMA 2017; 8. Wheeler DC, et al. Kidney Int 2021; 9. Lv J, et al. JAMA 2022; 10. Zhang H, et al. ASN Kidney Week 2023, poster TH-PO1123; 11. Mathur M, et al. N Engl J Med 2023. 39 © 2024 VERA THERAPEUTICS, INC. Mean Change from Baseline in 2 eGFR, mL/min/1.73m

Atacicept Treated Participants Have an eGFR Profile Akin to the General Population; Dissimilar to Historical IgAN 4 0 -4 1 General population estimate 2 -8 IgAN natural history inclusive of supportive CKD therapy -12 0 4 12 24 36 48 60 72 82 96 Week This data is based on a cross-trial comparison and not a head-to-head clinical trial; such data may not be directly comparable due to differences in study protocols, conditions and patient populations. Projected eGFR trajectories for general population and IgAN natural history do not represent clinical data and assume a constant eGFR slope over time. Figure cut at week 96 for consistency with Tarpeyo data. 3-11 1. Slope estimate from Baba M, et al. PLOS ONE 2015; 2. Average historical placebo slope from 7 clinical trials ; 3. Lafayette R, et al. Lancet 2023; 4. Travere Corporate Overview January 2024; 5. Li PK-T, et al. Am J Kidney Dis 2006; 6. Manno C, et al. Nephrol Dial Transplant 2009; 7. Lv J, et al. JAMA 2017; 8. Wheeler DC, et al. Kidney Int 2021; 9. Lv J, et al. JAMA 2022; 10. Zhang H, et al. ASN Kidney Week 2023, poster TH-PO1123; 11. Mathur M, et al. N Engl J Med 2023. 40 © 2024 VERA THERAPEUTICS, INC. Mean Change from Baseline in 2 eGFR, mL/min/1.73m

Atacicept Treated Participants Have an eGFR Profile Akin to the General Population; Dissimilar to Historical IgAN 4 0 -4 1 General population estimate 2 -8 IgAN natural history inclusive of supportive CKD therapy 3 Tarpeyo Ph3 4 Filspari Ph3 -12 0 4 12 24 36 48 60 72 82 96 Week This data is based on a cross-trial comparison and not a head-to-head clinical trial; such data may not be directly comparable due to differences in study protocols, conditions and patient populations. Projected eGFR trajectories for general population and IgAN natural history do not represent clinical data and assume a constant eGFR slope over time. Figure cut at week 96 for consistency with Tarpeyo data. 3-11 1. Slope estimate from Baba M, et al. PLOS ONE 2015; 2. Average historical placebo slope from 7 clinical trials ; 3. Lafayette R, et al. Lancet 2023; 4. Travere Corporate Overview January 2024; 5. Li PK-T, et al. Am J Kidney Dis 2006; 6. Manno C, et al. Nephrol Dial Transplant 2009; 7. Lv J, et al. JAMA 2017; 8. Wheeler DC, et al. Kidney Int 2021; 9. Lv J, et al. JAMA 2022; 10. Zhang H, et al. ASN Kidney Week 2023, poster TH-PO1123; 11. Mathur M, et al. N Engl J Med 2023. 41 © 2024 VERA THERAPEUTICS, INC. Mean Change from Baseline in 2 eGFR, mL/min/1.73m

Atacicept Treated Participants Have an eGFR Profile Akin to the General Population; Dissimilar to Historical IgAN 4 0 -4 1 General population estimate 2 -8 IgAN natural history inclusive of supportive CKD therapy 3 Tarpeyo Ph3 4 Filspari Ph3 All atacicept → 150 mg -12 0 4 12 24 36 48 60 72 82 96 Week This data is based on a cross-trial comparison and not a head-to-head clinical trial; such data may not be directly comparable due to differences in study protocols, conditions and patient populations. Projected eGFR trajectories for general population and IgAN natural history do not represent clinical data and assume a constant eGFR slope over time. Figure cut at week 96 for consistency with Tarpeyo data. 3-11 1. Slope estimate from Baba M, et al. PLOS ONE 2015; 2. Average historical placebo slope from 7 clinical trials ; 3. Lafayette R, et al. Lancet 2023; 4. Travere Corporate Overview January 2024; 5. Li PK-T, et al. Am J Kidney Dis 2006; 6. Manno C, et al. Nephrol Dial Transplant 2009; 7. Lv J, et al. JAMA 2017; 8. Wheeler DC, et al. Kidney Int 2021; 9. Lv J, et al. JAMA 2022; 10. Zhang H, et al. ASN Kidney Week 2023, poster TH-PO1123; 11. Mathur M, et al. N Engl J Med 2023. 42 © 2024 VERA THERAPEUTICS, INC. Mean Change from Baseline in 2 eGFR, mL/min/1.73m

Cumulative Atacicept Data Offers Promise For Best-In-Class Potential…

…And Further Supports ORIGIN Phase 3 Design

	vera therapeutics Atacicept	Otsuka Sibeprenlimab[1]	NOVARTIS Zigakibart[2]	RemeGen Biosciences Telitacicept[3]	Alpine Immune Sciences Povetacicept[4]
Mechanism	BAFF/APRIL inhibition	APRIL inhibition only	APRIL inhibition only	BAFF/APRIL inhibition	BAFF/APRIL inhibition
Dosing & Administration	25/75/150 mg SC QW (Ph2) 150 mg SC QW (Ph3) 1 x 1 mL self-administered	2/4/8 mg/kg IV (Ph2) 400 mg SC QM (Ph3) 1 x 2 mL in-clinic injection	450mg IV Q2W (Ph2) 600mg SC Q2W (Ph3) 2 x 2 mL in-clinic injection	160/240 mg SC QW (Ph2) 3 x 1 mL injection	80/240 mg SC QM (Ph1b) 1 x TBD mL injection
Development Stage	Ph3	Ph3	Ph3	Ph2 discontinued in US no global development planned	Ph1b
Randomized Controlled Trial Data	✓	✓	✗	✓	✗
N (total pre-Phase 3)	132	155	40	44	20
Gd-IgA1 Reduction	62% at W72	~60% at W52	~70% at W40	50% at W24	~60% at W12
Hematuria	80% resolution at W36	Not reported	Not reported	Not reported	Not reported
UPCR Reduction vs Placebo	Δ 43% (p=0.003) at W36	Δ 43% at W36	No placebo controlled data	No UPCR data (different measure used)	No placebo controlled data
eGFR Duration Data	18 months 24 month pending	12 months	Not reported	6 months	6 months
Projected Commercial Launch	2026	2026	2027	Unknown	Unknown

This data is based on a cross-trial comparison and not a head-to-head clinical trial; such data may not be directly comparable due to differences in study protocols, conditions and patient populations.
Atacicept 150 mg data shown for W36, all-atacicept switch to 150 mg data shown for W72. 1. Mathur M, et al. NEJM 2023, Ph2 4 mg/kg IV Gd-IgA1 data, and Kooienga ASN 2022, TH-PO991, Ph2 pooled sibeprenlimab UPCR data; 2. Barratt J, et al. ERA-EDTA 2023, Ph2 combined cohort data; 3. Lv J, et al. Kidney Int Rep 2023 and Zan J, et al. Kidney Int Rep 2023, Ph2 240 mg data; 4. Tumlin J, et al. ASN 2023, TH-PO1125, Ph1b 80 mg data.

43 © 2024 VERA THERAPEUTICS, INC.

vera therapeutics

Potential Framework for a Future Treatment Paradigm in IgAN Patients with new Prevalent IgAN diagnosis IgAN patients IgAN-specific BAFF/APRIL B cell modulation with atacicept to modify disease ± supportive CKD therapy (ACEi, ARB, ERA, SGLT2i) • In prevalent IgAN patients, initiate disease modifying therapy with dual BAFF/APRIL B cell modulation using atacicept • In incident IgAN patients with a fresh biopsy, initiate first line disease modifying therapy with dual BAFF/APRIL B cell modulation using atacicept • Add/continue nonspecific supportive CKD therapy (ACEi, ARB, ERA and SGLT2i) for additional benefit • With disease modifying therapy, the rationale for steroids and complement inhibitors may not exist ERA = endothelin receptor antagonist. 44 © 2024 VERA THERAPEUTICS, INC.

Congruency with ORIGIN 2b Instills Greater Confidence in ORIGIN 3; Enrollment On Track

origin3

Initiated in 2023



Double-Blind Treatment
Open-label Extension
Placebo
Atacicept 150 mg qwk
Atacicept 150 mg qwk
Week 0
36
1° Endpoint
UPCR: n=200
104
2° Endpoint
eGFR: n=376
156

Inclusion Criteria

- Patients ≥18 years old with IgAN on kidney biopsy and high risk of disease progression
- Stable and optimized RASi for ≥12 weeks
- Use of SGLT2i allowed
- UPCR-24h ≥1.0 g/g or UP ≥1.0 g per 24h
- eGFR ≥30 mL/min/1.73 m^2
- Blood pressure ≤150/90 mmHg

Endpoints

- Primary efficacy: UPCR-24h at week 36 ★ to support potential accelerated approval
  - >90% power at week 36
- Key secondary: eGFR change up to week 104 ☆
  - 90% power for eGFR Δ 4 mL/min at week 104
- Safety

- Operational efficiency leveraging similar study design and worldwide sites as ORIGIN 2b
- Same self-administered SC formulation and dose as used in ORIGIN 2b

45 © 2024 VERA THERAPEUTICS, INC.

vera therapeutics

2024 Poised To Be An Impactful Year Of Community Engagement Q1 Q2 Q3 Q4 • Community engagement • Community engagement • Data submission • Community engagement • Sponsorship of GN CME course • Medical Affairs booth presence • Encore data accepted as posters • Data submission • Industry sponsored symposium • Industry sponsored symposium • Community engagement • Community engagement • Medical Affairs booth presence 46 © 2024 VERA THERAPEUTICS, INC.

Atacicept: Anticipated Clinical & Regulatory Catalysts Over Next 18 Months Catalyst 2024 2025 2026 Jan 25 ORIGIN Phase 2b 72-week results 2H ORIGIN Phase 3 full enrollment 4Q ORIGIN Phase 2b 96-week results 1H ORIGIN Phase 3 top-line results 2H BLA submission Projected US approval Based on management’s current assumptions. 47 © 2024 VERA THERAPEUTICS, INC.

th Returning to Vienna in the late 18 Century… • We have record of a 35-year-old man living in Vienna, with a history of various infections, depression and headache • Not long before his death, he was noted to have skin rash, gastroenteritis and edema • He died on December 5, 1791 Hatzinger M, et al. Acta med-hist Adriat 2013. Wheater M. J Royal Society Med 1990. 48 © 2024 VERA THERAPEUTICS, INC.

Wolfgang Amadeus Mozart Perhaps the First Described Individual to Succumb to an IgA Mediated Death • Mozart displayed signs and symptoms of IgA Vasculitis, and it is believed he ultimately died due to kidney failure • He remained engaged and composing, working on the Lacrymosa of the Requiem, within hours of his ultimate demise • Imagine if Mozart lived in an era during which B cell modulation of human disease was possible, potentially resulting in 50 more years of his genius composition for the world to enjoy • More importantly, we recognize that for all current and future Mozarts, the possibility of bringing forward a true disease modifying therapy for IgAN and other B cell mediated diseases is our great collective opportunity 49 © 2024 VERA THERAPEUTICS, INC.

© 2024 VERA THERAPEUTICS, INC.